1

12 Forward -Looking Statements and Additional Information This presentation may contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Fo rward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” “pote ntial” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward -looking statements should not be relied on, because they involve inherent risks and uncertainties, some of which are bey ond the control of Camden National Corporation (the “Company”), that could cause actual results to differ materially from what is reflected in the forward -looking statements. These risks and uncertainties include: weakness in the United States economy in general and the regional and local economies within the North ern New England region, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Compa ny’s credit or fee -based products and services; changes in trade, monetary, and fiscal policies and laws, including Federal Reserve interest rate policies or the i mposition of tariffs or retaliatory tariffs and related litigation; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued i ndustry consolidation and the increased financial services provided by non -banks; deterioration in the value of the Company's investment securities; commercial real est ate vacancies and their impact on the ability of borrowers to repay their loans; volatility in the securities markets that could adversely affect the value or cred it quality of the Company’s assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company’s liquidity needs; changes in information technology and other operational risks, including cybersecurity and artificial intelligence, that require increased capital spending and introduce additional risk; c hanges in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies, practices and standards; the effects of climate chan ge on the Company and its customers, borrowers or service providers; the effects of civil unrest, international hostilities, including the continuation of conflic t in the Middle East, or other geopolitical events; the effects of epidemics and pandemics; turmoil and volatility in the financial services industry; actions taken by governmen tal agencies to stabilize the financial system and the effectiveness of such actions; increases in deposit insurance assessments due to bank failures; changes to reg ulatory capital requirements; questions about the soundness of one or more financial institutions with which the Company does business; and the risks and uncertainti es discussed in more detail in the “Risk Factors” section of the Company’s Annual Report on Form 10 -K for the year ended December 31, 2025, and subsequent filings with t he Securities and Exchange Commission (the “SEC”). Factors other than these risks could also materially affect the Company’s financial results and performance, and the readers should not consider the risks described above to be a comprehensive description of all potential risks and uncertainties that affect the Company. Readers should not place undue reliance on our forward - looking statements. The Company does not have any obligation to update forward -looking statements. This presentation includes non -GAAP financial measures to describe the Company’s performance. The Company uses these non -GAAP fi nancial measures for purposes of measuring performance against the Company's peer group and other financial institutions, as well as for analyzing its internal performance. The Company also believes these non -GAAP financial measures help investors better understand the Company's operating performance and trends and allows for better performance comparisons to other banks. These non -GAAP financial measures also remove the impact of unusual items that may obscu re trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for GAAP operating results, nor are they neces sarily comparable to non -GAAP performance measures that may be presented by other financial institutions. Reconciliations to the comparable GAAP financial measures can be found by r eferring to the Company’s financial information filed with the SEC for the respective period.

2 Camden National Corporation • Largest publicly traded bank headquartered in Northern New England • Parent company of Camden National Bank - Established 1875 Who We Are 3 High -Value Franchise $7.0B Assets $5.0B Loans $5.6B Deposits 675+ Employees 72 Branches $2.4B AUM/A As of March 31, 2026 NASDAQ: CAC $858M Market Cap 100,000 Avg. Daily Share Volume 3.31% Divided Yield 9.4x Forward PE As of June 8, 2026 Analyst Coverage: Janney KBW Raymond James Stephens Market Perform Market Perform Outperform Market Perform 1.7x P/Tangible Book Value

Strategic Objectives Fueling Accelerated Growth 54 ✓ Proven acquiror ✓ Positioned for commercial banking expansion through deep local expertise and expanded market presence ✓ Bolstering wealth management with an exceptional service model reaching mass affluent and affluent customers ✓ Attracting and retaining top talent to fuel long -term success Our strategy delivers measurable results through disciplined execution

Why Invest? 5 • Low -risk, high -quality balance sheet Top-quartile credit performance supported by disciplined underwriting and portfolio diversification • Stable, relationship -driven deposit base Granular, low-cost deposits anchored in primary customer relationships • Well diversified revenue base Complimentary wealth, brokerage, and mortgage business • Disciplined capital management Strong organic capital generation supporting dividends, growth, and flexibility • Proven operator with scalable infrastructure Lean operating model designed to drive efficiency as the franchise grows 5 A franchise built for resilient performance across economic cycles Delivered by an experienced and energized management team with a proven track record of disciplined execution

$5.9B $5.5B $3.9B $3.4B $3.2B $2.7B $2.3B $2.3B $2.3B $1.6B $1.6B $1.6B $1.4B $1.4B $1.4B $1.1B $1.0B $0.9B $0.8B $0.7B Bangor Savings Camden Bar Harbor Northeast Bank NH Mutual First National Machias Savings Bank of New Hampshire Maine Community Kennebunk Norway Savings Mascoma Androscoggin Savings Kennebec Savings Bank of New England Bath Savings Saco & Biddeford Savings Katahdin SIS Franklin Savings Positioned for Growth in Neighboring Attractive Markets 1 Community banks defined as banks with total assets less than $50B; deposit data as of June 30, 2025, based on combined deposits in Maine and New Hampshire and pro forma for pending or recently completed mergers Community Bank Deposits in Maine and New Hampshire 1 as of June 30, 2025 Source: S&P Global Market Intelligence, US Bureau of Economic Analysis, NAICS Association // Household income (“HHI”) shown on a median basis Maine New Hampshire Population GDP # of Businesses Population density Household Income 1,411K $82.1K 1,414K $106.7K $103B $126B 74,710 104,629 46/sq. mi 158/sq. mi 6 Deposit Market Share 7.9% 1.9% 6 #2 Community bank in ME & NH #5 All Banks & Credit Unions in ME & NH

# Technology and Innovation: Enhancing Growth and Efficiency



## Scaling Productivity and Efficiency through strong Automation and AI production

- **Scaled automation is already delivering results** with 140+ bots processing ~5 million transactions annually and generating 70,000+ hours of cumulative capacity
- **AI builds on a strong enterprise foundation** of business intelligence, process automation, and data governance
- **Internally developed AI tools are improving** accuracy, decision support, and banker productivity
- **Together, data, automation, and AI are reducing cost to serve** while improving speed, consistency, and customer experience



## Deepening customer relationships and driving engagement through digital innovation

- **Embedded financial wellness tools** within digital banking to increase engagement and deliver value-added insights
- **Launched Round-Up**, enabling customers to seamlessly save or donate through everyday debit card transactions
- Capturing growth in younger demographics through purpose-built, digital-first solutions like **Family Wallet**

Camden NATIONAL CORPORATION

7

$49.2 $49.5 $51.6 $52.6 $54.2 2.68% 2.70% 2.82% 2.92% 2.92% 3.04% 3.06% 3.16% 3.29% 3.24% 1Q25 2Q25 3Q25 4Q25 1Q26 NII - FTE Core NIM - FTE(1) NIM - FTE NII and NIM Expansion 8 Net Interest Margin Highlights (as of March 31, 2026) • NIM up 20 bps and core NIM (1) up 24 bps, YoY • Anticipating 2 -5 bps of core NIM(1) expansion in Q2 ‘26 • Loan portfolio by rate category was: 55% fixed rate, 23% variable rate, and 22% floating rate Interest Rate Risk Position (2) (as of 3/31/26) (1) This is a non -GAAP financial measure. Refer to the Company’s financial information filed with the SEC for the respective period. (2) Assumes a flat balance sheet, no change in asset/funding fix, and a parallel and pro -rate rate shift over a 12 -month period. (3) Change is relative to Year 1 base. FTE NII and NIM Trend Year 1 NII(3) Year 2 NII(3) Up 200BP -2.43% 3.82% Base 0.00% 5.07% Down 200BP 3.26% 7.30% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Up 200BP Base Down 200BP

Residential Real Estate 40% Commercial Real Estate 44% Commercial 9% Home Equity and Consumer 7% Well Balanced Loan Portfolio • #3 residential mortgage lender in Maine • Growing HELOC portfolio, up 21% YoY • No large commercial credit concentrations • Total syndicated loan balance of $79mm, or 2% of total book • Recently added experienced talent in high -growth markets of Southern Maine and New Hampshire • Focused on relationship pricing • Strategic technology investments to drive efficiency and customer experience Loan Pricing Characteristics • 45% of loans are adjustable or variable rate • 26% of loans reprice within 12 months Loan Portfolio Highlights (as of March 31, 2026) $5.0 billion 8 Loan Portfolio by Category (as of 3/31/26) 9 ($ in millions) Loan Category Mar 31, 2026 Mar 31, 2025 % Inc / (Dec) Residential Real Estate 1,993$ 2,028$ (2%) Commercial Real Estate 2,196 2,067 6% Commercial 415 487 (15%) Home Equity and Consumer 359 303 19% 4,963$ 4,885$ 2% Average Loan Balances 4,967$ 4,902$ 1% Loan Yield 5.39% 5.45% (6) bps Period Ended

High Quality Low -Cost Deposit Franchise (1) This is a non -GAAP financial measure. Refer to the non -GAAP reconciliation table in the appendix. • Total deposits less brokered deposits grew 2% YoY • Customers with <$1mm in balances made up 68% of adjusted total deposits (1) • Uninsured and uncollateralized deposits make up 15% of total deposits, supported by 2.2x available sources of liquidity • Loan to deposit ratio of 89% at 3/31 Deposit Portfolio Highlights (as of March 31, 2026) 1110 Deposit Portfolio by Category (as of 3/31/26) Savings/Money Market 35% Interest Checking 32% Noninterest Checking 19% CDs 12% Brokered Deposits 2% $5.6 billion ($ in millions) Deposit Category Mar 31, 2026 Mar 31, 2025 % Inc / (Dec) Noninterest checking 1,078$ 1,133$ (5%) Interest checking 1,771 1,715 3% Savings and money market 1,966 1,828 8% Certificates of deposit 652 704 (7%) Brokered deposits 119 218 (45%) 5,585$ 5,597$ 0% Average Deposit Balances 5,366$ 5,331$ 1% Deposit Cost 1.54% 1.70% (16) bps Period Ended

Superior Asset Quality (1) Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 3/31/26. Source: S&P Global. NPAs / Loans & OREO (1) 1011 0.00% 0.50% 1.00% 1.50% 2.00% 2021 2022 2023 2024 2025 2026 YTD Asset Quality Highlights (as of March 31, 2026) • A history of resilient, above - peer credit performance across credit cycles • Maintain a consistent, disciplined credit approach, avoiding asset classes or structures that prioritize growth over quality Reserve / NPAs & 90 + PD 4.9x 7.2x 5.0x 5.5x 6.4x 4.2x Credit Ratios Mar 31, 2026 Mar 31, 2025 Bps Inc / (Dec) NPLs to total loans 0.22% 0.15% 7 bps NPAs to total assets 0.16% 0.11% 5 bps NCOs to average loans 0.04% 0.08% (4) bps ACL to total loans 0.92% 0.96% (4) bps Loans 30-89 days past due 0.06% 0.07% (1) bp Period Ended

Real Estate Investment 52% Lodging 12% Retail Trade 7% Health Care / Social Asst. 6% Construction 3% Other (14 Industries <3.0%) 20% Office Buildings 13% Multi-Family / Apartments 34% Retail Store 15% Industrial / Warehouse 13% 1-4 Family 11% Other Nonresidential Buildings 14% Commercial Diversification Positioned for Expansion 9 Real Estate Investment Breakdown (as of 3/31/26) CRE and Commercial Loans by Industry (as of 3/31/26) C R E H ig h lig h ts • 50% of real estate located in Maine, 35% in New Hampshire, and 10% in Massachusetts • 81% non-owner occupied; 19% owner occupied • Non-owner occupied CRE to Total RBC = 265% As of March 31, 2026 $2.6 billion $1.3 billion 12

$2.20 $2.29 $2.36 $2.44 $2.43 1Q25 2Q25 3Q25 4Q25 1Q26 Diversified and Growing Non -Interest Income 1213 Non-Interest Income Highlights (as of March 31, 2026) • 11% AUM YoY organic growth driving fee income momentum • Non-interest income represents 19% of total revenue • Residential mortgage sales: 49% of originated sold in first three months vs. 55% in 2025 Non -interest Income Trend Assets under administration ($ in Billions) $11.2 $13.1 $14.1 $14.1 $12.0 18% 18% 14% 17% 17% 19% 21% 22% 21% 19% 1Q25 2Q25 3Q25 4Q25 1Q26 Fee Income Fee Income/Revenue (Peers) Fee Income/Revenue(CAC) $11.2 $13.1 $14.1 $14.1 $12.0

Driving Operating Efficiency and Scale ($ in millions) Efficiency Ratio (1) 59% 55% 52% 52% 53% Non-Interest Expense Highlights (as of March 31, 2026) 13 (1)This is a non -GAAP measure. Refer to the non -GAAP reconciliation table in the appendix. Overhead Expense Ratio = Annualized Non -interest Expense / Average Assets. Peer Group is defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. • Achieved cost synergies from recent Northway acquisition • Targeting an efficiency ratio in the mid-50’s and driving positive operating leverage while continuing to invest in the franchise • Advancing efficiency and scale with technology, digital channels, and automation 14 $36.9 $36.2 $35.6 $36.8 $35.7 $44.5 $37.6 $35.9 $36.9 $35.7 2.56% 2.17% 2.07% 2.10% 2.09% 2.62% 2.55% 2.56% 2.58% 2.60% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q25 2Q25 3Q25 4Q25 1Q26 Core Operating Expense(1) Merger and Acquisition Costs Overhead Ratio (CAC) Overhead Ratio (Peers)

Capital Levels that Support Key Strategic Initiatives (1) This is a non -GAAP financial measure. Refer to the Company’s financial information filed with the SEC for the respective period. (2) Capital Payout Ratio = (Dividends + Share Repurchases) / Net Income. 15 Capital Highlights (as of March 31, 2026) • Robust capital and organic growth support resilience across market conditions • Capital rebuilding rapidly post Northway - Acquisition (closed 1/2/2025) • Capital levels aligned with internal policy and regulatory capital well above requirements • Annual Dividend Rate: $1.68/share • 33,131 shares repurchased YTD at a weighted -average price of $44.85 per share Trended Capital Return (as of 3/31/26) ($ in millions) Capital Ratios Mar 31, 2026 Mar 31, 2025 Bps Inc / (Dec) CET1 ratio 10.20% 9.99% 21 bps Tangible common equity (1) 7.64% 6.49% 115 bps Tier 1 leverage 9.43% 8.58% 85 bps Total risk-based capital 14.27% 13.13% 114 bps Period Ended 97% 51% 34% 32% 39% 1Q25 1Q25 1Q25 1Q25 1Q26 Dividends Share Repurchases Capital Payout Ratio(2) $7.1 $7.1 $7.1 $7.1 $8.6

APPENDIX 1616

16 Non-GAAP Reconciliation 17 (In thousands) March 31, 2026 December 31, 2025 Total deposits, as presented 5,585,352$ 5,537,781$ Add: Customer repurchase agreements 263,429 254,780 Less: Brokered deposits 118,883 130,565 Adjusted total deposits 5,729,898$ 5,661,996$ (In thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Non-interest expense, as presented 35,708$ 36,860$ 35,927$ 37,596$ 44,451$ Less: Adjustment for merger and acquisition costs - 41 315 1,405 7,525 Core operating expense 35,708$ 36,819$ 35,612$ 36,191$ 36,926$